Exhibit 99.1

Solo Brands, Inc. Provides Commentary on Preliminary Fiscal 2025 Fourth Quarter Results

and Timing of its Full Year and Fourth Quarter Fiscal 2025 Financial Results and Conference Call

Q4 Results Expected to Generate 3rd Consecutive Quarter of Positive Operating Cash Flow

Grapevine, Texas, January 26, 2026: Solo Brands, Inc. (NYSE: SBDS) (“Solo Brands” or “the Company”) a leading portfolio of lifestyle brands (Solo Stove, Chubbies, Isle and Oru) that are redefining the outdoor and apparel industries, announces preliminary unaudited selective financial information for the fourth quarter ended December 31, 2025. The Company also plans to release its full financial results on Thursday, March 19, 2026, pre-market, and then host a conference call at 9:00 a.m. ET to discuss Solo Brands’ strategy and financial results on the same day.

“Our fourth quarter results demonstrate the impact of decisive cost restructuring actions alongside solid execution on new product launches. Preliminary Fiscal 2025 fourth quarter Adjusted EBITDA is expected to exceed $9 million, up from $6.3 million in the prior year period. Importantly, this performance positions Solo Brands in full compliance with all financial covenants under our existing financing agreements, notwithstanding continued revenue pressure during the quarter.

“As we enter 2026, we are focused on building a leaner, more profitable, and resilient platform, supported by meaningful new product launches this spring across Solo Stove, Chubbies, and our Watersports portfolio,” said John Larson, President and Chief Executive Officer.

This commentary on our unaudited preliminary financial results is based on our current estimate of results for the three months ended December 31, 2025, and remains subject to change based on the completion of closing and review procedures and the execution of our internal control over financial reporting.

Investors and analysts are invited to listen to the call by dialing 1-866-652-5200 (international callers, please dial 1-412-317-6060) at least 10 minutes prior to the start and ask to join the Solo Brands call. A live webcast of the conference call will be available in the investor relations section of the Company’s website, https://investors.solobrands.com.

A recorded replay of the call will be available shortly after the conclusion of the call and will remain available until March 26, 2026. To access the telephone replay, dial 1-855-669-9658 (international callers, please dial 1-412-317-0088). The access code for the replay is 8228530. A replay of the webcast will also be available shortly after the conclusion of the call and will remain available for one year.

About Solo Brands, Inc.

Solo Brands, headquartered in Grapevine, TX, is a leading omnichannel lifestyle brand company. Leveraging e-commerce, strategic retail relationships and physical retail stores, Solo Brands offers innovative products to consumers through five lifestyle brands – Solo Stove and TerraFlame, known for firepits, stoves, and accessories; Chubbies, a premium casual apparel and activewear brand; ISLE, maker of inflatable and hard paddle boards and accessories; and Oru Kayak, innovator of origami folding kayaks.

Contacts:

Mark Anderson, Senior Director of Treasury & Investor Relations

Investors@solobrands.com

Three Part Advisors, LLC

Sandy Martin: smartin@threepa.com, 214-616-2207

Steven Hooser: shooser@threepa.com, 214-872-2710

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the impact of the transactions on future potential cash payments under the TRA and future tax savings and compliance savings, our future financial position, turnaround efforts, including rebuilding retail relationships, strategic transformation goals, cost efficiency initiatives, future growth and brand investments, and shareholder value, our future ability to continue as a going concern, our liquidity, and the expected benefits of operational improvements and restructuring efforts,. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our future ability to continue as a going concern; our ability to realize expected benefits from our strategic plans; our ability to implement any restructuring and cost-reduction efforts, including, but not limited to, the transactions described in this press release; our limited liquidity; our ability to mitigate the impact of new and increased tariffs and similar restrictions on our business; our reliance on third-party manufacturers, which operate mostly outside of the U.S., and problems with, or the loss of, our suppliers or an inability to obtain raw materials; our dependence on cash generated from operations to support our business and our growth initiatives; our continued ability to comply with the listing standards of the NYSE; the effects of the reverse stock split effected in July 2025 on the trading of our Class A common stock; risks associated with fluctuations in the price of our Class A common stock; risks associated with our indebtedness, including the limits imposed by our indebtedness to invest in the ongoing needs of our business; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to design, develop and introduce new products; our ability to manage our future growth effectively; our ability to expand into additional markets; risks associated with our international operations; our inability to sustain historic growth rates; our ability to cost-effectively attract new customers and retain our existing customers; the highly competitive market in which we operate; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls, including write-offs; geopolitical actions, natural disasters, or pandemics; the ability of our largest stockholders to influence corporate matters. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Availability of Information on Solo Brands’ Website and Social Media Profiles

Investors and others should note that Solo Brands routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Solo Brands investors website at https://investors.solobrands.com. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Solo Brands investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Solo Brands to review the information that it shares at the “Investors” link located at the top of the page on https://solobrands.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Solo Brands when enrolling an email address by visiting “Investor Email Alerts” in the “Resources” section of Solo Brands investor website at https://investors.solobrands.com.

Social Media Profiles:

https://linkedin.com/company/solo-brands/

https://instagram.com/solobrands/

https://www.facebook.com/groups/368095467245044/